UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2011
MICROFLUIDICS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-11625	04-2793022
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
30 Ossipee Road
Newton, MA 02464
(Address of principal executive offices)
Registrant’s telephone number, including area code: (617) 969-5452
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT
     As previously announced, on January 10, 2011, Microfluidics International Corporation (“Microfluidics” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with IDEX Corporation, a Delaware corporation (“IDEX”), and Nano Merger Sub, Inc., a Delaware corporation and wholly-owned direct subsidiary of IDEX (“Purchaser”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, IDEX, through Purchaser, commenced a cash tender offer (the “Offer”) on January 25, 2011, to acquire all of Microfluidics’ outstanding shares of common stock, par value $0.01 per share (the “Shares”), at a purchase price of $1.35 per Share (the “Offer Price”), net to the seller in cash, without interest thereon and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 25, 2011, and in the related Letter of Transmittal, each as amended or supplemented from time to time.
     On February 25, 2011, IDEX issued a press release announcing the expiration of the Offer as scheduled at 12:00 midnight, New York City time, on Thursday, February 24, 2011. According to Registrar and Transfer Company, the depositary for the Offer, as of the expiration of the Offer, approximately 6,875,929 Shares were validly tendered and not withdrawn, representing approximately 65.92% of the outstanding Shares. The depositary also has advised the Company that it has received commitments to tender approximately 64,802 additional Shares pursuant to the Offer’s guaranteed delivery procedure. Purchaser has accepted for payment all Shares that were validly tendered and not withdrawn prior to the expiration of the Offer, and payment for such Shares will be made promptly, in accordance with the terms of the Offer. Following Purchaser’s acceptance for payment of the Shares (including those Shares tendered pursuant to the Offer’s guaranteed delivery procedure), Purchaser owned approximately 6,940,731 Shares, representing approximately 66.54% of all issued and outstanding shares of the Company’s common stock. As a result, a change in control of the Company occurred on February 25, 2011.
     On February 25, 2011, IDEX also announced that Purchaser had commenced a subsequent offering period to permit stockholders who have not yet tendered their Shares the opportunity to do so. The subsequent offering period will expire at 5:00 p.m., New York City time, on Thursday, March 3, 2011.
     All Shares properly tendered during the subsequent offering period will be accepted and stockholders who tender their Shares during the subsequent offering period will receive the same Offer Price paid to tendering stockholders who tendered their Shares in the Offer. The procedures for tendering Shares during the subsequent offering period are the same as those described for the Offer, except that (i) the guaranteed delivery procedures may not be used during the subsequent offering period and (ii) Shares tendered during the subsequent offering period may not be withdrawn.
     A copy of the press release issued by IDEX announcing the expiration of the Offer and the results thereof as well as the subsequent offering period is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
     As previously announced, in connection with, and as a condition to, the execution of the Merger Agreement, IDEX, Purchaser, Global Strategic Partners, LLC (“GSP,” which is a wholly-owned subsidiary of Abraxis BioScience, LLC (“Abraxis”)), Abraxis and American Stock Transfer and Trust Company, LLC, in its capacity as custodian of the Debenture (defined below), entered into an Agreement Concerning Debenture, dated January 10, 2011 (the “Agreement Concerning Debenture”). Pursuant to the Agreement Concerning Debenture, effective upon Purchaser’s acceptance for payment of the Shares tendered in the Offer, (i) IDEX purchased the $5,000,000 convertible debenture held by GSP and issued by the Company (the “Debenture”) pursuant to that certain Debenture and Warrant Purchase Agreement, dated as of November 14, 2008, as amended (the “DWPA”), for a purchase price equal to $4,160,402.00, and the Debenture was assigned and transferred to IDEX, (ii) the security interests and other liens granted to or held by GSP under each of the Security Agreement, dated as of November 14, 2008, as amended on March 11, 2009 and October 23, 2009, by and between the Company and GSP; the Trademark Security Agreement, dated as of November 14, 2008, as amended on October 23, 2009, by and between the Company and GSP; and the Patent Security Agreement, dated as of November 14, 2008, as amended on October 23, 2009, by and between the Company and GSP (collectively, the “Security Agreements”), were forever and irrevocably satisfied, released and discharged and the Security Agreements were terminated, (iii) the DWPA was terminated and (iv) the warrant held by GSP to purchase Shares, also issued pursuant to the DWPA, was cancelled for no consideration.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On February 25, 2011, in connection with Purchaser’s acceptance for payment of the Shares tendered in the Offer and pursuant to the terms of the Merger Agreement, IDEX became entitled to designate up to such number, rounded up to the next whole number, of members of the Company’s Board of Directors (the “Board”) as is equal to the proportionate number of Shares owned directly or indirectly by IDEX relative to the number of Shares then outstanding. In accordance with the Merger Agreement, effective February 25, 2011, the following members of the Board resigned: Michael C. Ferrara, Stephen J. Robinson, and Leo Pierre Roy. On the same date, and after such resignations, the three continuing directors on the Board increased the size of the Board from six to seven members and immediately thereafter filled the four vacancies created by the resignations and the increase in the size of the Board by appointing Kevin G. Hostetler, Lawrence D. Kingsley, Heath A. Mitts, and Andrew K. Silvernail to serve as members of the Board.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release issued by IDEX Corporation, dated February 25, 2011 (incorporated herein by reference to Exhibit (a)(1)(M) to Amendment No. 3 to the Schedule TO of IDEX and Purchaser filed with the SEC on February 25, 2011).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICROFLUIDICS INTERNATIONAL CORPORATION (Registrant)
February 25, 2011	By:	/s/ Peter Byczko
Peter Byczko
Vice President and Finance, Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by IDEX Corporation, dated February 25, 2011 (incorporated herein by reference to Exhibit (a)(1)(M) to Amendment No. 3 to the Schedule TO of IDEX and Purchaser filed with the SEC on February 25, 2011).

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